FIRST BANCORP

                            1519 PONCE DE LEON AVENUE
                           SAN JUAN, PUERTO RICO 00908
                                 (787) 729-8200

                      NOTICE OF MEETING AND PROXY STATEMENT

                               ------------------


           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2004

To the Stockholders of First BanCorp Puerto Rico:

NOTICE IS HEREBY GIVEN that pursuant to a resolution of the Board of Directors and Section 2 of the Corporation Bylaws, the Annual Meeting of Stockholders of First BanCorp will be held at its principal offices located at 1519 Ponce de Leon Avenue, Santurce, Puerto Rico, on Thursday, April 29, 2004, at 2:00 p.m., for the purpose of considering and taking action on the following matters, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect three (3) directors for a term of three years or until their successors have been elected and qualified.

     2. To elect one (1) director for a term of one year or until his successor has been duly qualified.

     3.  To  ratify  the  appointment  of  PricewaterhouseCoopers   LLP  as  the
         Corporation's independent accountants for fiscal year 2004.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The stockholders or their representatives should register their credentials or proxies with the Corporation's Secretary on or before 2:00 p.m. of the day of the meeting.

The Board of Directors has set March 16, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

San Juan, Puerto Rico
March 26, 2004

                       By order of the Board of Directors

 Carmen Gabriella Szendrey Ramos, Esq.           Angel Alvarez-Perez, Esq.
             SECRETARY                           CHAIRMAN, PRESIDENT & CEO


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY THAT YOU GIVE IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.



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                                  FIRST BANCORP
                            1519 PONCE DE LEON AVENUE
                           SANTURCE, PUERTO RICO 00908



                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 2004

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First BanCorp ("the Corporation") for use at the Annual Meeting of Stockholders to be held at the Corporation's main offices located at 1519 Ponce de Leon Avenue, Santurce, Puerto Rico, on April 29, 2004, at 2:00 p.m., and at any adjournment thereof. This Proxy Statement is expected to be mailed to stockholders of record on or about March 26, 2004.

                           SOLICITATION AND REVOCATION

    Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy form have been designated as proxies by the Board of Directors. Shares represented by properly executed proxies received will be voted at the Meeting in accordance with the instructions you specify in the proxy. If you do not give instructions to the contrary, each proxy received will be voted for the matters described below. Any proxy given as a result of this solicitation may be revoked, at any time before it is exercised, by the stockholder in the following manner: (i) submitting a written notification to the Secretary of First BanCorp, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving proper notice to the Secretary of his or her intention to vote in person. The proxies that are being solicited may be exercised only at the Annual Meeting of First BanCorp or at any adjournment of the Meeting.

    Each proxy solicited hereby gives discretionary authority to the Board of Directors of the Corporation to vote the proxy with respect to (i) the election of any person as director if any nominee is unable to serve, or for good cause will not serve; (ii) matters incident to the conduct of the meeting; (iii) the approval of minutes of the previous Annual Meeting held on April 29, 2003; and
(iv) such other matters as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the Annual Meeting, the Board of Directors is not aware of any business which may properly come before the Annual Meeting other than that described in this Proxy Statement. However, if any other matters come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting those proxies.

                                VOTING SECURITIES

    The Board of Directors has fixed the close of business on March 16, 2004, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. At the close of business on the record date there were 40,143,535 shares of the issued and outstanding common stock of the Corporation in circulation, each of which is entitled to one vote at the Annual Meeting.

    The presence, either in person or by proxy, of at least a majority of the Corporation's issued and outstanding shares of common stock in circulation is necessary to constitute a quorum. For purposes of determining quorum, abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated that it does not have discretionary authority to vote on a particular matter. Action with respect to Proposal 1: Election of three Directors for a three year term, Proposal 2: Election of one director for a one year term, and Proposal 3: Ratification of Appointment of Independent Accountants, shall be taken by a majority of the total votes present in person or by proxy and entitled to vote. Therefore, as to such prospect, abstentions and broker non-votes will have the same effect as a vote against the proposals. Each share of common stock is entitled to one vote for the proposals to be considered.

                       BENEFICIAL OWNERSHIP OF SECURITIES

    The following sets forth information known to the Corporation as to the persons or entities, which as of March 1, 2004, by themselves or as a group, as the term is defined by section 13(d) (3) of the Securities Exchange Act of 1934, are the beneficial owners of 5% or more of the issued and outstanding common stock of the Corporation in circulation. All information concerning persons who may be beneficial owners of 5% or more of the stock is derived from Schedule 13(D) or 13(G) statements filed and notified to the Corporation.

                        BENEFICIAL OWNERS OF 5% OR MORE:

    Name                                  NUMBER OF SHARES        PERCENTAGE
-------------------------------------     ----------------        ----------
    FMR Corp
    82 Devonshire Street
    Boston, MA 02109                          3,992,400             9.9697%
    Angel Alvarez-Perez
    Chairman, President and CEO
    First BanCorp
    1519 Ponce de Leon Avenue
    Santurce, PR 00908                        3,784,459(1,2)        8.9924%(3)
    Garity & Co., Capital Management
    1414 Banco Popular Center
    Hato Rey, Puerto Rico 00918               2,725,368             6.8057%


                 BENEFICIAL OWNERSHIP BY DIRECTORS OR NOMINEES:

    The following table sets forth information with regard to the total number of shares of the Corporation's common stock beneficially owned by each current member of the Board of Directors and each nominee to the Board of Directors and each current executive officer and by all current directors and executive officers as a group. Information regarding the beneficial ownership by executive officers and directors is derived from information submitted by such executive officers and directors.

    Information on the number of shares is provided by each executive officer and director.

NAME                                        NUMBER OF SHARES(2)    PERCENTAGE(3)
--------------------------------------------------------------------------------

DIRECTORS
Angel Alvarez-Perez,
Chairman, President and CEO                       3,784,459(1)         8.9924%
Juan Acosta-Reboyras                                  2,600                *
Jose Julian Alvarez-Bracero(4)                        9,750                *
Annie Astor-Carbonell,
Senior Executive Vice President and CFO             901,386            2.1418%
Jorge L. Diaz                                         8,700(5)             *
Jose L. Ferrer-Canals                                   -0-                *
Jose A. Menendez Cortada                              4,853                *
Richard Reiss-Huyke                                     -0-                *
Jose Teixidor                                        65,370                *
Sharee Ann Umpierre                                  96,500(6)             *
EXECUTIVE OFFICERS:                                     -0-
Luis M. Beauchamp, Senior Executive VP              689,036            1.6372%
Aurelio Aleman, Executive VP                        185,000                *
Fernando L. Batlle, Executive VP                    207,945                *
Randolfo Rivera, Executive VP                       134,000                *
Dacio Pasarell, Executive VP                         10,000                *
Current Directors and Executive Officers
as a group                                        6,099,599           14.4935%
* Represents less than 1%


----------
(1)  Includes 10,650 shares owned by the spouse of Mr. Alvarez.
(2) In the case of executive officers, the number of shares includes option grants that the executive officer may exercise within 60 days. The number of these options is as follows: Angel Alvarez-Perez, 1,056,000; Annie Astor-Carbonell, 211,500; Luis Beauchamp, 236,000; Aurelio Aleman, 185,000; Fernando L. Batlle, 207,000; Dacio Pasarell, 10,000; and Randolfo Rivera 134,000.
(3) The percentages are based on the shares issued, outstanding and in circulation as of March 1, 2004, plus all outstanding options that the executive officers may exercise within sixty days.
(4)  Not related to chairman Angel Alvarez- Perez.
(5)  Includes 8,400 shares owned by the spouse of Mr. Diaz.
(6) Includes 92,000 shares held in trust in favor of the daughters of Ms. Umpierre, for which she is the trustee, and 4,500 shares owned jointly with her spouse. Excludes 1,041,785 shares owned by Ms. Umpierre's father and former director Angel L. Umpierre, to which Ms. Umpierre disclaims ownership.

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS OF
                FIRST BANCORP, DIRECTORS WHOSE TERMS CONTINUE AND
                      EXECUTIVE OFFICERS OF THE CORPORATION

    The Bylaws of the Corporation provide that the Board of Directors shall consist of a number of members fixed from time to time by resolution of an absolute majority of the Board of Directors, provided that the number of directors shall always be an odd number and not less than five nor more than fifteen. The number of members of the Board of Directors is currently nine members. According to the Corporation's Bylaws, the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class is elected each year on a rotating basis. In order to comply with the class number requirements established by the Corporation's By Laws, the Nominating Committee is recommending that, given the resignation of a director whose term was to expire during 2005, three directors be elected for a three-year term and one director be elected for a one-year term. This will result in having three classes of directors of three directors each. The members of the Board of Directors of First BanCorp are also the members of the Board of FirstBank Puerto Rico (the "Bank"). The Corporation's retirement policy for the Board of Directors states that directors who reach the age of 70 may continue to serve until the end of the term to which they were elected, but will not be eligible to stand for reelection. For a detailed description of the Corporate Governance and Nominating Committee's functions and responsibilities, and operations please refer to the Corporate Governance and Nominating Committee section.

    The information presented below regarding the time of service on the Board of Directors includes terms served on the Board of the Bank.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee or nominees recommended by the Nominating Committee. At this time, the Nominating Committee of First BanCorp knows of no reason why any of the persons listed below may not be able to serve as a director if elected. On February 20, 2004, the Corporate Governance and Nominating Committee approved the inclusion of the nominees in the Corporation's 2004 proxy card. Ms. Sharee Ann Umpierre Catinchi was recommended by a shareholder; Messrs. Angel Alvarez-Perez, Jose L. Ferrer, and Jose Menendez Cortada were recommended by non-management directors.

                                   PROPOSAL #1
                              ELECTION OF DIRECTORS
                  NOMINEES FOR A THREE-YEAR TERM EXPIRING 2007

ANGEL ALVAREZ-PEREZ, 56
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Chairman, President & Chief Executive Officer of First BanCorp since November 1998. President and Chief Executive Officer of FirstBank since 1990, and Chairman since August 1999. Executive Vice President from March 1990 to August 1990. Prior to joining the Corporation, attorney at law, specializing in corporate and commercial law. Partner with the law firm of Vazquez, Vizcarrondo, Alvarez, Angelet & Gonzalez from 1987 to February 1990. Director of the Federal Home Loan Bank of New York from December 1993 to January 1995. Chairman and CEO of First Federal Finance Corporation d/b/a Money Express, First Leasing & Rental Corporation, First Bank Insurance Agency, Inc., FirstBank Insurance Agency VI, Inc., FirstTrade, Inc., FirstMortgage, Inc., First Express, Inc. and FirstBank Overseas Corp.(7) Director since 1989.

JOSE LUIS FERRER-CANALS, 44

Doctor of Medicine in private urology practice. Commissioned a Captain in the United States Air Force in March 1991 and appointed Chief of Aeromedical Service of the 482nd Medical Squadron, December 1992. Member American Association of Clinical Urologists, Alpha Omega Alpha Medical Honor Society since 1986. Member Hospital Pavia Peer Group Review Committee, Hospital Pavia, San Juan, Puerto Rico, from 1995 to present. Medical Faculty Representative to Hospital Pavia from 1996 to 1998. Professor of Flight Physiology and Aerospace Medicine, InterAmerican University of Puerto Rico. Member of Board of Directors of American Cancer Society, Puerto Rico Chapter, 1999 to present. Director since 2001.

SHAREE ANN UMPIERRE-CATINCHI

Doctor of Medicine. Assistant Professor at the University of Puerto Rico's Department of Obstetrics and Gynecology from 1993 to present. Director of the Division of Gynecologic Oncology of the University of Puerto Rico's School of Medicine from 1993 to present. Board Certified by the National Board of Medical Examiners, American Board of Obstetrics and Gynecology and the American Board of Obstetrics and Gynecology, Division of Gynecologic Oncology. Director since 2003.

----------
(7) First Federal Finance Corporation d/b/a Money Express, First Leasing and Rental Corporation, FirstBank Insurance Agency VI, Inc., FirstTrade, First Mortgage, Inc., First Express, Inc. and FirstBank Overseas Corp. are wholly owned subsidiaries of FirstBank Puerto Rico; and First Bank Insurance Agency, Inc. is a wholly owned subsidiary of First BanCorp Puerto Rico.

                    NOMINEE FOR A ONE-YEAR TERM EXPIRING 2005

JOSE MENENDEZ CORTADA, 56

Attorney at law. Partner in charge of the corporate and tax divisions of Martinez-Alvarez, Menendez Cortada & Lefranc Romero, PSC. General Counsel to the Puerto Rico Products Association from 1989 to present. General Counsel to the Board of Bermudez & Longo, S.E. from 1985 to present. Director of Tasis Dorado School since 2002. Director of Marvel Specialties, Inc. since 1985. Director of the Homebuilders Association since 2002. Director of the Luis A. Ferre Foundation, Inc., 2002.

    THE NOMINATING COMMITTEE RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS DIRECTORS. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

                    MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2005

ANNIE ASTOR-CARBONELL, 46
SENIOR EXECUTIVE VICE PRESIDENT - CHIEF FINANCIAL OFFICER

Certified Public Accountant. Senior Executive Vice President and Chief Financial Officer of First BanCorp since March 1997. Executive Vice President and Chief Financial Officer from 1987 to 1997. Senior Vice President and Comptroller from 1984 to 1987. Prior to joining the Corporation, Senior Auditor at Peat Marwick Mitchell & Co. Member of the Board of Directors of the Puerto Rico Community Foundation since 2003. Director of Puerto Rico Telephone Company from January 1993 to March 1999, serving as Chairperson from 1997 to March 1999. Member of the Board of Trustees of Sacred Heart University of Puerto Rico from 1991 to 1995, serving as Chairperson from 1993 to 1995. Director of First Federal Finance Corporation d/b/a Money Express, First Leasing and Rental Corporation, First Bank Insurance Agency, Inc., FirstBank Insurance Agency VI, Inc., FirstMortgage, Inc., First Express, Inc., FirstTrade, Inc. and FirstBank Overseas Corp. Joined the Corporation in 1983. Director since 1995.

JORGE L. DIAZ, 50

Executive Vice President and member of the Board of Directors of Empresas Diaz, Inc., general contractors, and Executive Vice President and Director of Betteroads Asphalt Corporation, asphalt pavement manufacturers, Betterecycling Corporation, recycled asphalt manufacturers, and Coco Beach Development Corporation, a real estate development company. Member of the Chamber of Commerce of Puerto Rico, the Association of General Contractors of Puerto Rico and of the U. S. National Association of General Contractors. Member of the Board of Trustees of Baldwin School of Puerto Rico and of Cushing Academy, Boston, Massachusetts. Director since 1999.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2006

JOSE JULIAN ALVAREZ-BRACERO, 70

January 1, 1999,  to  present,  Executive  Director of  "Fundacion  Cruz Azul de
Puerto Rico, Inc." President and Chief Executive Officer of La Cruz Azul de Puerto Rico, a medical insurance provider, from 1995 until retirement on December 31, 1998. Executive Director, La Cruz Azul de Puerto Rico from 1981 to December 1994. Member of the Puerto Rico Chamber of Commerce, serving as President from 1990 to 1991. Established the Interamerican Commerce Council jointly with the Organization of American States. Secretary General of the Olympic Committee. President of the Dr. Garcia Rinaldi Foundation, dedicated to funding health treatment for low-income heart patients. Past member of the Board of Directors of Banco Central Corporation, from April 1987 to January 1996. Director since November 1996.

JOSE TEIXIDOR, 50

Chief Executive Officer and President, B. Fernandez & Hnos., Inc., Chairman of the Board, Pan Pepin Inc. Chairman of the Board, Baguettes, Inc. President, Eagle Investment Fund, Inc. President Swiss Chalet Inc. Member of the Board of Directors of El Nuevo Dia, Inc. Member of the Puerto Rico Chamber of Commerce and of the Industry and Food Distribution Chamber of Commerce. President of the Distributors and Manufacturers Association. Member of the Wholesalers Chamber of Puerto Rico. Director since January 1994.

RICHARD REISS-HUYKE, 56

Director of Banco Santander Puerto Rico from February 1979 to February 2003, and Director of Santander BanCorp from May 2000 to February 2003. Financial and management consultant specializing in crisis intervention, financial planning, negotiations, valuations and litigation support since 1979. Employed by Bacardi Corporation in a number of different capacities, including Chief Financial Officer, Chief Operating Officer, Vice President and Director from 1973 to 1979. Member of the Board of Directors and the audit committee of Pepsi Cola Puerto Rico Bottling Company, from February 1996 to July 1998. President of the Board of Directors of the State Insurance Fund of Puerto Rico.

                 SENIOR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to executive officers of the Corporation and of the Bank who are not directors.

LUIS M. BEAUCHAMP, 61
SENIOR EXECUTIVE VICE PRESIDENT, WHOLESALE BANKING EXECUTIVE AND CHIEF LENDING OFFICER

Senior Executive Vice President, wholesale banking, from March 1997 to present, Chief Lending Officer from March 1997 to present. Executive Vice President,
Chief Lending Officer From 1990 to March 1997. General Manager - New York banking operations, Banco de Ponce from 1988 to 1990. Held the following responsibilities at the Chase Manhattan Bank, N.A.: Regional Manager for Ecuador and Colombia operations and corporate finance for Central American operations, from 1968 to 1988; Country Manager for Mexico from 1986 to 1988; Manager, wholesale banking in Puerto Rico from 1984 to 1986. Director of First Leasing and Rental Corporation, First Federal Finance Corp. d/b/a Money Express, FirstBank Insurance Agency, Inc., FirstBank Insurance Agency VI, Inc., First Express, Inc., FirstMortgage, Inc. and FirstBank Overseas Corp. Joined the Corporation in 1990.

AURELIO ALEMAN, 45
EXECUTIVE VICE PRESIDENT AND CONSUMER BANKING EXECUTIVE

Executive Vice President, consumer banking, FirstBank, since 1998. From 1996 to 1998, Vice President, CitiBank, N.A., responsible for wholesale and retail automobile financing and retail mortgage business. Vice President, Chase Manhattan Bank, N.A., banking operations and technology for corporate capital markets from 1994 to 1996. President and Director of First Leasing & Rental
Corporation, First Federal Finance Corporation d/b/a Money Express, and of FirstBank Insurance Agency, Inc., Director of FirstBank Insurance Agency VI, Inc., FirstMortgage and First Express. Joined the Corporation in 1998.

FERNANDO L. BATLLE, 37
EXECUTIVE VICE PRESIDENT AND RETAIL AND MORTGAGE BANKING EXECUTIVE

Executive Vice President, sales and distribution, Mortgage Banking Group and FirstBank's Virgin Islands operations. Managing Director, Neva Management Corporation, an investment management firm, from April 1996 to October 1997. Senior VP - Investments Department and Treasurer of FirstBank from 1994 to April 1996, and Vice President, Secondary Market at FirstBank, Puerto Rico, from June 1994 to December 1994. Harvard Business School from September 1992, obtaining MBA in June 1994. Assistant VP, Puerto Rico Home Mortgage, from 1989 to August 1992. President and Director of FirstMortgage, First Express, First Trade, Inc., and FirstBank Insurance Agency VI, Inc. Director of First Leasing & Rental Corporation, First Federal Finance Corporation d/b/a Money Express, FirstBank Insurance Agency, Inc. and FirstBank Overseas Corp. Rejoined the Corporation in October 1997.

RANDOLFO RIVERA, 50
EXECUTIVE VICE PRESIDENT AND COMMERCIAL BANKING EXECUTIVE

Executive Vice President in charge of corporate banking, middle market, international, government and institutional, structure finance and cash management areas of FirstBank. Vice President and component executive for local companies, public sector and institutional markets for Chase Manhattan Bank, N.A. in Puerto Rico from April 1990 to December 1996. Corporate Finance
Executive  in charge of the  Caribbean  and  Central  American  region for Chase
Manhattan Bank in Puerto Rico from January 1997 to May 1998. Joined the Corporation in May 1998.

DACIO A. PASARELL, 55
EXECUTIVE VICE PRESIDENT AND OPERATIONS AND TECHNOLOGY EXECUTIVE

Held the following positions at Citibank N.A. in Puerto Rico: Vice President, Retail Bank Manager, from 2000 - 2002; Vice President and Chief Financial Officer, 1996 to 1998; Vice President, Head of Operations - Caribbean Countries, 1994 - 1996; Vice President, Mortgage and Automobile Financing; Product Manager, Latin America, 1986 - 1994; Vice President, Mortgage and Automobile Financing Product Manager for Puerto Rico. President of Citiseguros PR, Inc., 1998 - 2001. Joined the Corporation in 2002.

                        OTHER OFFICERS OF THE CORPORATION

CASSAN PANCHAM, 43
FIRST SENIOR VICE PRESIDENT - EASTERN CARIBBEAN REGION EXECUTIVE

First Senior Vice President, Eastern Caribbean Region Executive. Director of FirstExpress, Inc., First Trade, Inc., and FirstBank Insurance Agency VI, Inc. Held the following positions at JP Morgan Chase Bank Eastern Caribbean Region Banking Group: Vice President and General Manager, December 1999 to October 2002; Vice President, Business, Professional and Consumer Executive, from July 1998 to December 1999; Deputy General Manager, March 1999; Vice President, Consumer Executive, from December 1997 to June 1998. Joined the Corporation in 2002.

LUIS CABRERA-MARIN, 34
SENIOR VICE PRESIDENT - TREASURY AND INVESTMENTS

Senior Vice President of the Investment and Treasury Department since May 1997. Director of FirstBank Overseas Corp. Director of Asset Management, Government Development Bank for Puerto Rico, from August 1995 to May 1997. Investment Executive, Oriental Financial Services, Inc., Puerto Rico, from August 1994 to August 1995. Joined the Corporation in 1997.

AIDA GARCIA, 52
SENIOR VICE PRESIDENT - HUMAN RESOURCES

Director of Human Resources since May 1990. Second Vice President, Human Resources, from 1988 to 1990. Prior to joining the Corporation, Director of Human Resources, Dr. Federico Trilla Hospital, Carolina, Puerto Rico. Joined the Corporation in 1988.

EMILIO MARTINO, 53
SENIOR VICE PRESIDENT - CREDIT RISK MANAGEMENT

Senior Vice President and Credit Risk Management for the Corporation since June 2002. First Senior Vice President of Banco Santander Puerto Rico; Director for credit administration, workout and loan review, from 1997 to 2002. Senior Vice President for Risk Area in charge of workout, credit administration, and portfolio assessment for Banco Santander Puerto Rico from 1996 to 1997.

NAYDA RIVERA-BATISTA, 30
SENIOR VICE PRESIDENT - GENERAL AUDITOR

Certified Public Accountant. Appointed Senior Vice President and General Auditor on July 2002. Audit Manager at PricewaterhouseCoopers, LLP, from September 1996 to July 2002.

JOSIANNE ROSSELLO, 49
SENIOR VICE PRESIDENT - MARKETING AND PUBLIC RELATIONS

Appointed  Senior Vice  President in January  1997.  Vice  President,  Marketing
Director, Banco Santander de Puerto Rico from November 1994 to January 1997. Marketing Manager, Sprint United Telephone, Orlando, Florida from October 1993 to October 1994. President, Citicorp Card Services Puerto Rico, from 1985 to 1990. Joined the Corporation in January 1997.

CARMEN GABRIELLA SZENDREY-RAMOS, 36
SENIOR VICE PRESIDENT - GENERAL COUNSEL - SECRETARY OF THE BOARD OF DIRECTORS

Attorney at Law. Appointed Vice President and General Counsel in October 2000. Appointed Assistant Secretary of First Bancorp on February 26, 2002, and Senior Vice President on March 1, 2002. Appointed Secretary of First BanCorp, FirstBank, First Leasing & Rental Corporation, First Federal Finance Corporation d/b/a Money Express, FirstBank Insurance Agency, Inc., FirstBank Insurance Agency VI, Inc., FirstTrade, Inc., FirstMortgage, Inc., FirstExpress, Inc., and FirstBank Overseas Corp. Prior to joining the Corporation, Assistant Vice President of the Legal Division, Banco Popular de Puerto Rico, from 1997 to September 2000. Private law practice and special projects analyst with law firm Fiddler Gonzalez & Rodriguez from 1995 to 1997. Joined the Corporation in 2000.

LAURA VILLARINO-TUR, 45
SENIOR VICE PRESIDENT - COMPTROLLER

Certified Public Accountant. Appointed Senior Vice President - Comptroller of FirstBank in 1987. Vice President, Assistant Comptroller from 1984 to 1987. Prior to joining the Corporation, staff auditor with Peat Marwick Mitchell & Co. Joined the Corporation in 1984.

                        BOARD OF DIRECTORS AND COMMITTEES

    The Corporation's Board of Directors is composed of the same members as the Bank's Board of Directors. During fiscal 2003, the Board of Directors of First BanCorp held a total of ten regular meetings and two special meetings and the Board of Directors of the Bank held 12 regular meetings and one extraordinary meeting. Each of the incumbent directors attended in excess of 75% of the aggregate of the total meetings of the Board of Directors, and the Board's Committees on which they served.

    The Corporation encourages all members of the Board to attend its Annual Meeting of Stockholders. All of the Corporation's Directors attended the Annual Meeting of Stockholders held on April 29, 2003.

                     INDEPENDENCE OF THE BOARD OF DIRECTORS

    The Board of Directors conducted a self-assessment regarding the independence of its members on November 2003. The criteria for determining independence are as defined by the New York Stock Exchange, the Securities and Exchange Act of 1934 and the Corporation's Independence Principles for Directors. According to the Corporation's Corporate Governance Standards adopted by the Board of Directors on December 2003, a substantial majority of the Board shall be composed of directors who meet the requirements for independence established in the Corporation's "Independence Principles" which shall incorporate, at a minimum, those established by the New York Stock Exchange and the Securities and Exchange Commission. The Board shall make a determination at least annually as to the independence of each director, in accordance with standards that are disclosed to the shareholders. The Corporation's Independence Principles for Directors and Corporate Governance Standards are available on the

Corporation's web page, www.firstbancorppr.com. The Board determined that Messrs. Jose Teixidor, Jose L. Ferrer, Jorge L. Diaz, Jose Julian Alvarez, Richard Reiss and Ms. Sharee Ann Umpierre are independent under such criteria. Messrs. Angel Alvarez-Perez, Juan Acosta and Ms. Annie Astor-Carbonell are not considered to be independent. Mr. Angel Alvarez Perez is not independent because he is the Chief Executive Officer of the Corporation. Ms. Annie Astor-Carbonell is not independent because she is the Chief Financial Officer of the Corporation. Mr. Juan Acosta is not independent because he regularly acts as a consultant and advisor in matters that concern or impact corporate strategic decisions, structure or planning related to the operation of the Corporation's business, and acting in such capacity impedes a determination of independence according to the Corporation's Independence Principles for its directors. Non-management directors will meet at regularly scheduled meetings. Mr. Jose Teixidor has been elected by the Board to serve as chairman during the meetings of the Board's executive session.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

    Any shareholder who desires to communicate with the Corporation's Board of Directors may do so by writing to the Chairman of the Board or to the non-management directors as a group in care of the Office of the Corporate Secretary at the Corporation's headquarters, P.O. Box 9146, San Juan, PR, 00908-0146 or by email to directors@firstbancorppr.com or thenetwork@firstbankpr.com. Communications may also be made by calling the following toll-free Hotline telephone number 1-877-888-0002. Any concern related to accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee, communications regarding other matters will be directed to the General Counsel for their proper referral.

                      COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of  Directors of the  Corporation  has the  following  Committees:
Audit Committee, Corporate Governance and Nominating Committee and Compensation and Benefits Committee.

                       COMPENSATION AND BENEFITS COMMITTEE

    The Compensation and Benefits Committee is composed of three outside directors who meet the independence criteria established by the New York Stock Exchange, the Securities and Exchange Act of 1934 and the Corporation's
Independence Principles for Directors of First BanCorp. The Committee is responsible for the oversight and determination of the proper salary and incentive compensation of the executive officers and key employees of the Corporation.

    The following are the responsibilities of the Compensation and Benefits Committee under its charter:

        1. Review and approve the annual goals and objectives relevant to compensation of the CEO, including the balance of the components of total compensation.

        2. Evaluate the performance of the CEO in light of the agreed-upon goals and objectives and set the compensation level of the CEO based on such evaluation.

        3. Establish and approve the salaries, annual incentive awards and long-term incentives of the CEO, executive officers and selected senior executives.

        4.   Evaluate  and  approve   severance   arrangements   and  employment
             contracts for executive officers and selected senior executives.

        5. Approve and administer the Corporation's cash- and equity-based incentive plans for senior executives.

        6. Prepare and publish an annual executive compensation report in the company's proxy statement.

        7. Periodically review the operation of the Corporation's overall compensation program for key employees and evaluate its effectiveness in promoting shareholder value and company objectives.

    Currently, the Committee is composed of Messrs. Jorge L. Diaz, Jose Teixidor and Jose L. Ferrer. The Compensation Committee met once during 2003. A copy of the Committee's charter is available at the Corporation's web page, www.firstbancorppr.com.

                  CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

    Article I, Section 14, of the Corporation Bylaws establishes a Nominating Committee for selecting the nominees for election as directors at the next succeeding Annual Meeting of Stockholders, and requires that the Nominating Committee be composed of no less than three independent directors. All three members are outside directors who meet the independence criteria established by the New York Stock Exchange, the Securities and Exchange Act of 1934 and the Corporation's Independence Principles for Directors of First BanCorp. Messrs. Jose Teixidor, Jorge L. Diaz and Jose Julian Alvarez are the current members of the Committee.

    The duties of the Corporate Governance and Nominating Committee are as follows:

        1. Develop a set of corporate governance principles applicable to the Corporation for Board approval, and following such approval, annually review the principles for continued compliance.

        2. Establish the criteria for selecting new directors in accordance with the requirements of the New York Stock Exchange.

        3.   Recommend the director nominees for approval by the Board.

        4. Have the authority to retain and terminate outside consultants or search firms to advise the Committee regarding the identification and review of candidates, including sole authority to approve such consultant's or search firm's fees, and other retention terms.

        5. Review annually the Corporation's Insider Trading Policy to ensure continued compliance with applicable legal standards and corporate best practices. In connection with its annual review of the Insider Trading Policy, the Committee shall also review the list of executive officers subject to Section 16 of the Securities and Exchange Act of 1934, as amended, and the list of persons subject to the trading windows contained in the Policy.

        6. Review annually and update, as necessary, this Charter's adequacy and the performance of the Committee, and receive approval from the Board of any proposed changes.

        7. Consistent with the foregoing, take such actions as deemed necessary to encourage continuous improvement of, and to foster adherence to, the Company's corporate governance policies, procedures and practices at all levels, and to perform other corporate governance oversight functions as requested by the Board.

    The criteria for selecting new directors as well as the desired qualifications of the members of the Board of Directors are included in the Corporation's Corporate Governance Standards adopted by the Board of Directors in December 2003. According to the standards, all directors should be persons of the highest integrity, who abide by exemplary standards of business and professional conduct. They should possess the skills and judgment and the commitment to devote the time and attention necessary to fulfill their duties and responsibilities. Based on these requirements, the Corporate Governance and Nominating Committee evaluates potential nominees who are recommended by shareholders, non-management directors, the chief executive officer or other executive officers. There are no differences in the manner in which the Committee evaluates nominees for directors based on whether the nominee is recommended by shareholders.

    No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting, unless other nominations by stockholders are made in writing and delivered to the Secretary of the Corporation, PO Box 9146, San Juan, PR 00908-0146, at least thirty (30) days prior to the date of the Annual Meeting. The Corporate Governance and Nominating Committee did not receive recommendations from shareholders for the 2004 Annual Meeting. Ballots bearing the names of the persons nominated by the Nominating Committee and by stockholders, if any, will be provided for use at the Annual Meeting. The Committee met a total of two times during fiscal year 2003. A copy of the Committee's charter is available at the Corporation's web page, www.firstbancorppr.com.

                                 AUDIT COMMITTEE

    The Audit Committee is composed of three outside directors who meet the independence criteria established by the New York Stock Exchange, the Securities and Exchange Act of 1934 and the Corporation's Independence Principles for Directors of First BanCorp. Each member of our Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The "audit committee financial expert" designated by our Board is Mr. Jose Julian Alvarez-Bracero. For a brief description of Mr. Alvarez-Bracero's qualifying experience, please refer to the Board of Directors and Committees section of this proxy. According to a self-assessment performed by the Audit Committee, and which will be presented to the Board during 2004, Mr. Richard Reiss-Huyke also qualifies as a financial expert. Please refer to the Board of Directors and Committees section of this proxy for a description of the qualifying experience.

    Under the terms of its charter, which was last reviewed and approved by the Board on December 16, 2003, the Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, the Company's compliance with legal and regulatory requirements and its ethics program, the independent auditors' qualifications and independence, the performance of the Company's internal audit function and the performance of its independent auditors. The Committee also monitors the quality of the Corporation's assets in order to provide for early identification of possible problem assets. The Audit Committee Charter is included as Exhibit I to this proxy statement and published at the corporation's web page, www.firstbancorppr.com. During fiscal 2003, the Audit Committee met a total of eight times.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    As stated above, the Audit Committee reviews the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In this context, the Committee has met and held discussions with management and the independent accountants.
Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the consolidated financial statements with management and with the independent accountants.

    In addition, the Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, their independence from the Corporation, the Bank and management. To the extent necessary, the Committee also reviewed all relationships and services that might bear on the auditors' objectivity as independent accountants. The Committee has received written affirmation from the independent accountants as required by the Independence Standards Board Standard No. 1, Independence Standards with Audit Committees, assuring their independence.

    In reliance with the reviews and discussions referred to above, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10K for fiscal year 2003 to be submitted to the Securities Exchange Commission. The Committee and the Board of Directors have also recommended, subject to stockholder approval, the reappointment of PricewaterhouseCoopers LLP as the independent accountants for the Corporation for fiscal year 2004.

    By the Audit Committee of the Board of Directors:

    Jose Julian Alvarez
    Jose Luis Ferrer-Canals
    Richard Reiss-Huyke

                            COMPENSATION OF DIRECTORS

    Outside directors of the Corporation do not receive compensation for service to the Board of Directors of the Corporation; however, they receive compensation for their service to the Board of Directors of the Bank and its committees.
Outside directors received $1,200 for each meeting of the Board of the Bank attended during fiscal year 2003. Outside directors also received $900 for attendance at the meetings of the Audit Committee and $500 for attendance at the meetings of the Credit Committee, Compensation Committee and Nominating Committee during fiscal year 2003.

    Officers of the Corporation, the Bank or the subsidiaries do not receive fees or other compensation for service on the boards of directors of the Corporation, the Bank, the subsidiaries or any of their committees.

    The following table sets forth fees paid to outside directors for their attendance at meetings of the Board of Directors of the Bank and committees during fiscal 2003.

                       BOARD & COMMITTEE MEETINGS IN 2003

                             BOARD OF          AUDIT             CREDIT          COMPENSATION     NOMINATING           TOTAL
NAME                        DIRECTORS        COMMITTEE         COMMITTEE          COMMITTEE        COMMITTEE           FEES
Juan Acosta Reboyras*     $14,400.00        $2,700.00           $1,500.00             N/A                N/A        $18,600.00
Jose Julian Alvarez       $14,900.00        $7,200.00                   0               0                  0        $22,100.00
Rafael Bouet**             $9,600.00                0           $4,000.00         $500.00            $500.00        $14,600.00
Jorge Diaz                $13,200.00                0           $3,500.00               0          $1,000.00        $17,700.00
Jose L. Ferrer-Canals     $14,900.00        $7,200.00                   0               0            $500.00        $22,600.00
Hector M. Nevares***       $3,600.00                0           $1,000.00         $500.00            $500.00         $5,600.00
Richard Reiss-Huyke        $8,900.00        $4,500.00                   0               0                  0        $13,400.00
Jose Teixidor             $13,200.00                0           $3,000.00         $500.00            $500.00        $17,200.00
Sharree Ann Umpierre       $3,600.00                0                   0               0                  0         $3,600.00
TOTAL                     $96,300.00       $21,600.00          $13,000.00        $1500.00          $3,000.00       $135,400.00

*   Director Juan Acosta  Reboyras served on the Audit Committee until April
    2003.
**  Director  Rafael Bouet served until  September  2003.
*** Director  Hector M. Nevares served until April 2003.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The summary compensation table set forth below discloses compensation for the Chief Executive Officer and the most highly paid executive officers of the Corporation, the Bank or its subsidiaries who worked with the Corporation, the Bank or such subsidiaries during any period of such fiscal year and whose total cash compensation for fiscal 2003 exceeded $100,000 ("Named Executives"). The table includes Bonus payments granted in February 2004 that were meant as compensation for performance of the Named Executives during fiscal 2003.

Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    LONG-TERM
                                               ANNUAL COMPENSATION                                               COMPENSATION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      STOCK
                                                                                                                    OPTIONS
    NAME AND POSITION                         YEAR          SALARY ($)         BONUS ($)      OTHER ($)(8)          GRANTED
--------------------------------------------------------------------------------------------------------------------------------
Angel Alvarez-Perez                           2003           882,909             800,000         10,480             150,000
Chairman, President and                       2002           825,000             700,000          5,440             225,000
Chief Executive Officer                       2001           825,000             600,000          5,120                   0
--------------------------------------------------------------------------------------------------------------------------------
Annie Astor-Carbonell                         2003           428,077             300,000          9,994              30,000
Senior Executive Vice President and           2002           400,000             250,000          5,198              45,000
Chief Financial Officer                       2001           400,000             200,000          4,773                   0
--------------------------------------------------------------------------------------------------------------------------------
Luis M. Beauchamp                             2003           481,594             350,000          9,745              32,000
Senior Executive Vice President               2002           450,000             300,000          5,623              48,000
Wholesale Banking Executive and               2001           450,000             250,000          5,135                   0
Chief Lending Officer
--------------------------------------------------------------------------------------------------------------------------------
Aurelio Aleman                                2003           374,575             300,000          9,849              30,000
Executive Vice President &                    2002           350,000             250,000          4,197              45,000
Consumer Banking Executive                    2001           350,000             250,000          4,817                   0
--------------------------------------------------------------------------------------------------------------------------------
Fernando Batlle                               2003           374,575             300,000         10,597              30,000
Executive Vice President                      2002           350,000             250,000          5,375              45,000
Retail & Mortgage Banking Executive           2001           350,000             200,000          5,100                   0
--------------------------------------------------------------------------------------------------------------------------------
Dacio Pasarell                                2003           313,462             100,000*         4,150                   0
Executive Vice President &                    2002            84,231**            50,000            -0-              10,000
Operations & Technology Executive             2001               N/A                 N/A            N/A                 N/A
--------------------------------------------------------------------------------------------------------------------------------
Randolfo Rivera                               2003           374,575             250,000         10,378              25,000
Executive Vice President                      2002           350,000             200,000          5,560              30,000
Commercial Banking Executive                  2001           350,000             150,000          5,095                   0
--------------------------------------------------------------------------------------------------------------------------------

   * Bonuses corresponding to 2003 performance were granted in February 2004. ** Represents compensation from September 16, 2002 to December 31, 2002.

                                STOCK OPTION PLAN

    The Stock Option Plan is intended to encourage optionees to remain in the employ of the Corporation, the Bank or its subsidiaries and to assist the Board of Directors and Management in its efforts to attract and to recruit qualified officers to serve the Corporation, the Bank or its subsidiaries. The stock subject to such stock options shall be authorized but unissued shares of the Corporation's $1.00 par value common stock.

    The Plan is administered by the Compensation and Benefits Committee (the "Committee"). Please see the Compensation and Benefits Committee section for detailed description of its functions and responsibilities. The Committee has discretion to select which eligible persons will be granted stock options, the number of shares of common stock that may be subject to such options, whether stock appreciation rights will be granted for such options and, generally, to determine the terms and conditions in accordance with the Plan. The Plan also provides for proportionate adjustments in the event of changes in capitalization resulting from, among other things, merger, consolidation, reorganization, recapitalization, reclassification, and stock dividends or splits. All options must be granted within ten years of the effective dates of the Plan. All options granted expire on the date specified in each individual option agreement, which date will not be later than the tenth anniversary of the date the option was granted. An eligible person may hold more than one option at a time. The purchase price of options granted shall not be less than the fair market value of the Corporation's common stock at the date of the grant.

    The Plan may be amended at any time by the Board of Directors, subject to any applicable regulatory limitation or regulatory approval requirement. However, shareholder approval is required if an amendment increases the number of shares of common stock that may be subject to options, materially changes the eligibility criteria, changes the minimum purchase price or increases the maximum term of the options.

----------
(8) Represents the Corporation's pro rata contribution to the executive's participation in the Defined Contribution Retirement Plan and the contribution to the executive's life insurance policy premium in excess of the contribution applicable to all other employees'.

    The Plan also provides that no person shall be eligible for a stock option grant if at the date of such grant such person beneficially owns more than ten percent (10%) of the outstanding common stock of the Corporation. In addition, pursuant to the change of control provisions contained in Section 12 of the Banking Law of Puerto Rico, as amended (7 L.P.R.A. 39), to the extent that by the exercise of an option a person would acquire the beneficial ownership of five percent (5%) or more of the issued and outstanding common stock of the Corporation, such person must obtain the approval of the Commissioner of Financial Institutions prior to the exercise of such option. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution. During the life of the optionee, the options may be exercised only by such optionee. In the event of the death or disability of an optionee, options may be exercised whether or not exercisable at the time of such death or disability within one year after the date of such death or disability, but not later than the date the option would otherwise have expired.

    If the employment of an employee is terminated by retirement in accordance with the Corporation's normal retirement policies or is voluntarily or involuntarily terminated within one year after the date of a change in control, the option may be exercised within three months of such occurrence whether or not the option is exercisable at such time, but not later than the date that the option would otherwise have expired.

    Options may be exercised by payment of the fair market price per share established in the Option Agreement, as adjusted for any changes in capitalization, if applicable. Payment may be in cash or at the election of the optionee, common stock of the Corporation having an aggregate fair market value equal to or less than the total option price (i.e. purchase price multiplied by the number of shares bought), plus cash. At the discretion of the Committee, the optionee could be granted stock appreciation rights with respect to an option.

    In April 1987, the Stockholders ratified the Corporation's first Stock Option Plan (the "1987 Plan"), which expired on January 21, 1997. As of such expiration date, no new options have been granted under the expired 1987 Plan. On April 19, 1997, the Stockholders ratified a new Stock Option Plan (the "1997 Plan"), for which 2,898,704 shares were set aside. As of December 31, 2003, there were a total of 2,291,500 shares subject to unexercised options granted under the 1997 Plan. Except to the extent limited by the Puerto Rico Internal Revenue Code of 1994, as amended, all outstanding options are now exercisable.

                        OPTION/GRANTS IN LAST FISCAL YEAR

    The table set forth below discloses the information regarding the stock options granted to the Corporation's Chief Executive Officer and the most highly paid executives during 2003.

                                 SHARES                                                                VALUE
                             UNDERLYING                                                           GRANT DATE
                            OPTIONS/SAR       % GRANTED IN        EXERCISE       EXPIRATION          PRESENT
NAME                       GRANTED 2003        FISCAL 2003      BASE PRICE ($)      DATE               VALUE*
-----------------------------------------------------------------------------------------------------------------
Angel Alvarez-Perez           150,000             41.67%            $25.63         02/25/13       $1,191,150
Annie Astor-Carbonell          30,000              8.33%            $25.63         02/25/13         $238,230
Luis M. Beauchamp              32,000              8.89%            $25.63         02/25/13         $254,112
Aurelio Aleman                 30,000              8.33%            $25.63         02/25/13         $238,230
Fernando Batlle                30,000              8.33%            $25.63         02/25/13         $238,230
Dacio Pasarell                      0(9)              0             $25.63         02/25/13                0
Randolfo Rivera                25,000              6.94%            $25.63         02/25/13         $198,525

         *As permitted by SEC rules, the Black/Scholes pricing model was used to value these stock options. It should be noted that this model is only one method of valuing options and First BanCorp's use of the model is not an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price and the time of exercise. Options granted on February 25, 2003, were granted at $25.63. All options were granted at the market price of First BanCorp's common stock on the day of the grant. All options were granted for a term of ten years and, except to the extent limited by law, are exercisable at any time during the term of the option. In calculating the value of such option, the following assumptions were made:

        o Estimated time until exercise of 3.288 years for all options granted during fiscal 2003.

        o The risk-free rate, which was obtained from U.S. Federal Government obligations maturing close to the estimated time until exercise of the option is 2.092% for options granted on February 25, 2003.

        o Volatility assumption is the historical price volatility of the corporation's closing stock price as measured by standard deviation of day-to-day logarithmic price changes. The volatility for the options granted on 02/25/03 is 46.048%.

        o Based on the above assumptions, the theoretical value of the stock options granted on 2/25/03 is 7.941. These valuations do not take into account the non-transferability provisions of the Stock Option Plan.

----------
(9) Mr. Pasarell was granted 10,000 options upon joining the Corporation in September 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

    The table set forth below discloses the aggregated options/SAR exercises and value realized and the number of unexercised options and the value thereof with regards to the Named Executives as of December 31, 2003, under the Plan. All presently unexercised options are exercisable at this time, except to the extent limited by the Puerto Rico Internal Revenue Code of 1994, as amended.

                                                                                                      VALUE OF
                                                                              NUMBER OF            UNEXERCISED
                                               SHARES                       UNEXERCISED           IN-THE-MONEY
                                             ACQUIRED            VALUE          OPTIONS             OPTIONS AT
             NAME                         ON EXERCISE         REALIZED      AT 12/31/03              12/31/03*
             ----------------------------------------------------------------------------------------------------
             Angel Alvarez-Perez                    0                0      1,056,000          $ 24,182,620.50
             Annie Astor-Carbonell                  0                0        211,500          $  4,922,800.80
             Luis M. Beauchamp                      0                0        236,000          $  5,532,535.30
             Aurelio Aleman                    10,000         $255,942        185,000          $  4,131,770.60
             Fernando Batlle                        0                0        207,000          $  4,729,944.10
             Dacio Pasarell                         0                0         10,000          $    135,600.00
             Randolfo Rivera                   20,000         $281,300        134,000          $  2,732,099.00

     *The value of unexercised in-the-money options in the table above represents the difference between the grant price of the option and the market price as of December 31, 2003, multiplied by the number of in-the-money options outstanding as of that date. At the close of business on December 31, 2003, the closing price of First BanCorp's common stock was $39.55. The average price at which the Named Executives could have exercised their outstanding options as of such date was $10.417 for options granted on 11/25/97; $12.7917 for options granted on 2/24/98; $18.0625 for options granted on 5/26/98; $17.333 for options granted on 11/17/98; $13.0833 for options granted on 11/23/99; $14.8750 for options granted on 12/13/00; $18.6867 for options granted on 2/26/02; $25.990 for options granted on 10/29/02 and $29.55 for options granted on 2/25/03. As of 12/31/03, the Named Executives held unexercised options to purchase shares as follows: Angel Alvarez-Perez, 156,000 granted on 11/25/97, 150,000 granted on 11/17/98, 150,000 granted on 11/23/99, 225,000 granted on 12/13/00; 225,000 granted on 02/26/02 and 150,000 granted on 2/25/03. Annie Astor-Carbonell, 48,000 granted on 11/25/97, 24,000 granted on 11/17/98, 24,000 granted on
11/23/99 and 40,500  granted on 12/13/00,  45,000 granted on 02/26/02 and 30,000 granted on 2/25/03. Luis M. Beauchamp, 57,000 granted on 11/25/97, 27,000 granted on 11/17/98, 27,000 granted on 11/23/99, 45,000 granted on 12/13/00,
48,000 granted on 02/26/02 and 32,000 granted on 2/25/03. Aurelio Aleman, 35,000 granted on 2/24/98,  18,000  granted on  11/17/98,  18,000  granted on 11/23/99,
39,000  granted on 12/13/00,  45,000  granted on 02/26/02 and 30,000  granted on
2/25/03.  Fernando Batlle 30,000 granted on 11/25/97, 30,000 granted on 2/24/98,
18,000  granted on  11/17/98;  18,000  granted on  11/23/99,  36,000  granted on
12/13/00,  45,000  granted on 02/26/02 and 30,000  granted on 2/25/03.  Randolfo
Rivera, 60,000 granted on 5/26/98, 19,000 granted on 12/13/00; 30,000 granted on
02/26/02 and 25,000 granted on 2/25/03. Dacio Pasarell, 10,000 granted on 10/29/02. All options were granted at an exercise price equal to the market price of First BanCorp's common stock on the date of grant. The Stock Option Plan provides for automatic adjustments in the number and price of options due to changes in capitalization resulting from stock dividends or splits.

                              EMPLOYMENT AGREEMENTS

    The  following   table  discloses   information   regarding  the  employment
agreements of the Named Executives.

                                                                    CURRENT
                  NAME                       EFFECTIVE DATE     BASE SALARY           TERM OF YEARS
                  -----------------------------------------------------------------------------------
                  Angel Alvarez-Perez           05-14-98         $1,100,000                4
                  Annie Astor-Carbonell         04-14-98           $483,000                4
                  Luis M. Beauchamp             05-14-98           $544,000                4
                  Aurelio Aleman                02-24-98           $423,000                4
                  Fernando Batlle               05-14-98           $423,000                4
                  Randolfo Rivera               05-26-98           $423,000                4

    The agreements provide that on each anniversary of the date of commencement of each agreement the term of such agreement shall be automatically extended for an additional one (1) year period beyond the then-effective expiration date, unless either party receives written notice that the agreement shall not be further extended. Notwithstanding such contract, the Board of Directors may terminate the contracting officer at any time; however, unless such termination is for cause, the contracting officer will continue to be entitled to the compensation provided in the contract for the remaining term thereof. "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order or any material breach of any provision of the Employment Agreement.

    In the event of a "change in control" of the Corporation during the term of the employment agreements, the executive shall be entitled to receive a lump sum severance payment equal to his or her then current base annual salary plus the highest cash performance bonus received by the executive in any of the four (4) fiscal years prior to the date of the change in control, multiplied by the term of years for which such contracting officer's employment agreement was to be effective on the date into which it was entered. The severance payment that each of the contracting officers would have received if his or her agreement had been terminated as of December 31, 2003, pursuant to a change in control was: Angel Alvarez-Perez, $6,728,000; Annie Astor-Carbonell, $2,912,308; Luis M. Beauchamp, $3,326,376; Aurelio Aleman, $2,698,300; Fernando Batlle, $2,698,300, Randolfo Rivera, $2,498,300.

    Pursuant to the employment agreements, a "change in control" shall be deemed to have taken place if a third person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Corporation having 25% or more of the total number of votes which may be cast for the election of directors of the Corporation, or which, by cumulative voting, if permitted by the Corporation's Charter or Bylaws, would enable such third person to elect 25% or more of the directors of the Corporation; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Corporation before such transactions shall cease to constitute a majority of the Board of the Corporation or any successor institution.

                      DEFINED CONTRIBUTION RETIREMENT PLAN

    The Corporation has a Defined Contribution Retirement Plan under Section 165(e) of Puerto Rico's Internal Revenue Act(10) that provides participating employees with retirement, death, disability and termination of employment benefits in accordance with their participation. The Plan complies with the "Employee Retirement Income Security Act of 1974 (ERISA)" and the "Retirement Equity Act of 1984 (REA)." The Corporation's employees are eligible to participate in the Plan after completing one year of service, and there is no age requirement. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant's account.

    Participating employees may defer from 1% to 10% of their annual salary, up to a maximum of $8,000, into the Plan on a pre-tax basis as employee salary savings contributions. Each year the Corporation will make a contribution equal to 25% of each participating employee's salary savings contribution; however, no match is provided for salary savings contributions in excess of 4% of compensation. At the end of the fiscal year, the Corporation may, but is not obligated to make, additional contributions in an amount determined by the Board of Directors; however, the maximum of any additional contribution in any year may not exceed 15% of the total compensation of all eligible employees participating in the Plan and no basic monthly or additional annual matches need be made on years during which the Corporation incurs a loss.

    In fiscal 2003, the total contribution to the Plan by the Corporation amounted to $786,215 which funds were distributed on a pro rata basis among all participating employees. The table below sets forth the total of the Corporation's contribution during fiscal 2003 to the Named Executives of the Corporation who participate in the Plan.

                   Angel Alvarez Perez                $6,000
                   Annie Astor-Carbonell              $5,733
                   Luis M. Beauchamp                  $6,183
                   Aurelio Aleman                     $5,782
                   Fernando Batlle                    $5,928
                   Randolfo Rivera                    $6,132

                           DEFERRED COMPENSATION PLAN

    The Corporation has a Deferred Compensation Plan available to Executive Officers whereby the executives may defer a portion of their salary. These deferred amounts, if any, are included in the amounts disclosed in the summary compensation table. The Corporation does not match any of the deferred amounts. The deferred amounts are deposited in a Trust that is administered by the Bank. The Corporation does not guarantee a return on the investment of these funds.

                REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

    The Executive Compensation Program is administered by the Compensation and Benefits Committee (the "Committee"), which is composed of three (3) independent directors selected by the Board of Directors. For further description of the Committees' duties and responsibilities please refer to the Compensation and Benefits Committee Section of this Proxy Statement. During the meeting held on fiscal 2003 the Committee was composed of Messrs. Hector M. Nevares, Rafael Bouet and Jose Teixidor.


----------
(10) Section 165 of Puerto Rico's Internal Revenue Act is similar to Section 401(k) of the Federal Internal Revenue Code.

EXECUTIVE COMPENSATION POLICY

    The Corporation operates in a highly competitive industry where the quality, creativity and professionalism of its executives are of utmost importance to the success, profitability and growth of the institution. The underlying philosophy of any effective compensation program must be to retain and recruit top executives who will make significant contributions to the promotion and achievement of the institutional goals, which will ultimately result in enhanced shareholder value. Accordingly, the Corporation has put in place a compensation policy that is designed to recruit, retain and reward key executives who demonstrate the capacity to lead the Corporation in achieving its business objectives.

OBJECTIVES

    o    Stimulate   behavior   that  will  lead  to  the   attainment   of  the
         Corporation's goals.

    o Provide additional short-term and long-term variable compensation to enable implementation of a pay-for-performance package.

    In making their determinations for fiscal 2003, the Compensation Committee in accordance with its charter reviewed the Corporation's performance as a whole and the performance of the Named Executives in relation to the performance goals that have been set forth. The Committee also took into consideration the performance of the Corporation in comparison with the performance of other Corporations in the community as well as the performance of the Corporation in relation to other institutions of similar size and complexity of loan portfolio and other assets. On the basis of their review, the Committee took the following actions with regard to the Named Executives:

PERFORMANCE BONUS

    The Executive Compensation Program provides for a performance bonus plan whose purpose is to maximize the efficiency and effectiveness of the operation of the Corporation. The Committee has designated the CEO and the Executive Vice Presidents of the Corporation as plan participants. The performance bonus is linked to the performance of the Corporation as a whole as well as the achievement of individual goals by each of the Named Executives. Based on the Corporation's performance and the performance of each of the Named Executives in fiscal 2003, the Committee recommended, and on February 26, 2004, the Board granted, the following performance bonuses to the following Named Executives:
Luis M. Beauchamp, Senior Executive Vice President, $350,000; Annie Astor-Carbonell, Senior Executive Vice President, $300,000; Aurelio Aleman, Executive Vice President, $300,000; Fernando Batlle, Executive Vice President, $300,000; Randolfo Rivera, Executive Vice President, $250,000 and Dacio Pasarell, Executive Vice President, $100,000.

LONG-TERM COMPENSATION

    The Executive Compensation Plan also contemplates long-term incentive compensation in the form of stock options under the Corporation's Employee Stock Option Plan (the "SOP"). The Compensation Committee has discretion to select which of the eligible persons will be granted stock options, whether stock appreciation rights will be granted with such options, and generally to determine the terms and conditions of such options in accordance with the provisions of the SOP. During fiscal 2003 the following 10-year options were granted to the Named Executives: Luis M. Beauchamp, Senior Executive Vice President, 32,000; Annie Astor-Carbonell, Senior Executive Vice President, 30,000; Aurelio Aleman, Executive Vice President, 30,000; Fernando Batlle, Executive Vice President, 30,000; Randolfo Rivera, Executive Vice President 25,000.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Mr. Angel Alvarez-Perez has served as President and Chief Executive Officer of FirstBank since September 1990 and as Chairman, President and CEO of First Bancorp since November 1998. During fiscal 2003, the annual salary of Mr. Angel Alvarez-Perez was $882,909. On February 26, 2004, the Committee granted the President a cash bonus of $800,000 corresponding to performance in fiscal 2003. During fiscal 2003, the President received 150,000 stock options. The compensation granted was determined in accordance with the Corporation's compensation policy described above. In making such determination, the Committee took into consideration the Corporation's performance during 2003, including a significant increase in First BanCorp's earnings, continued control of operating expenses, and the achievement of goals that are geared to ensure the Corporation's continued trend of earnings growth that has produced excellent value for First BanCorp's stockholders.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Compensation Committee has served as an officer or employee of the Corporation, the Bank or of a subsidiary of the Corporation or of the Bank.

      [The following table represents a line chart in the printed piece.]

                        12/31/1997     12/31/1998    12/31/1999     12/31/2000    12/31/2001     12/31/2002     12/31/2003
  FIRST BANK               $ 100          $ 179         $ 125         $ 146         $ 180           $ 218          $ 387

  S&P 500                  $ 100          $ 129         $ 156         $ 143         $ 126           $  98          $ 126
  S&P SUPERCOM
    BANKS INDEX            $ 100          $ 103         $ 86          $ 100         $  99           $  99          $ 126

                    PERFORMANCE OF FIRST BANCORP COMMON STOCK

    The stock performance graph set forth above compares the cumulative total shareholder return of the Corporation's common stock from December 31, 1997, to December 31, 2003, with cumulative total return of the S&P 500 Market Index. The S&P 500 Market Index is a broad index that includes a wide variety of issuers and industries representative of a cross section of the market. The S&P Supercomposite Banks Index is a capitalization-weighted index that is composed of 96 members.

                            OTHER EMPLOYMENT BENEFITS

    The Corporation's executive officers are provided hospitalization and medical insurance under group plans on generally the same basis as other full-time employees of the Corporation. The Corporation offers to all executive officers a life insurance policy of $1,000,000. In addition, the Corporation offers all of its employees a contributory medical and hospitalization plan and non-contributory long-term disability coverage, which will pay 60% at such employees' salaries up to a maximum of $6,000 per month until age 65. The plans are provided through Servicios de Seguros de Salud, Inc. (SSS) a Blue Cross and Blue Shield Association of Puerto Rico.

           BUSINESS TRANSACTIONS BETWEEN FIRSTBANK OR ITS SUBSIDIARIES
                       AND EXECUTIVE OFFICERS OR DIRECTORS

    During fiscal 2003, directors and officers and persons or entities related to such directors and officers were customers of and had transactions with the Corporation and/or its subsidiaries. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with other persons who are not insiders, and did not either involve more than the normal risk of uncollectibility or present other unfavorable features.

                            SECTION 16(A) COMPLIANCE

    Based  on  reports  filed  with  the  Securities   Exchange  Commission  and
information obtained from officers and directors of the Corporation, the Corporation is not aware of any failure by its executive officers or directors to file on a timely basis any reports required to be filed by Section 16(a) of Securities Exchange Act of 1934 with respect to beneficial ownership of shares of the Corporation except for the following instances: Director Sharee Ann Umpierre filed one late initial report corresponding to her holdings in the Corporation's shares, which was later informed in a Form 5, former Director Rafael Bouet filed three late Form 4s corresponding to the disposition of shares and Mr. Dacio Pasarell filed two late reports corresponding to the acquisition of preferred shares.

                                   AUDIT FEES

    Total fees paid to the external auditors for the years ended December 31, 2002 and 2003, were $355,400 and $342,500, respectively, distributed as follows:

    o Audit fees for the audit of financial statements: $271,300 in 2002 and $307,500 in 2003

    o Audit-related fees: $84,100 in 2002, which include $75,600 of work performed in conjunction with the acquisition of JP Morgan Chase Virgin Islands operations and $8,500 for audit of the employee benefit plan. During 2003 audit-related fees, which consisted mainly of the audits of employee benefit, plans were $33,500.

    o Other fees: none in 2002, and $1,500 in 2003 related to fees paid for access to an accounting and auditing electronic library

    o    Tax fees: none in 2002, nor in 2003

    The Audit Committee has established controls and procedures that require the pre-approval of all audit, audit-related and permissible non-audit services provided by the independent auditor in order to ensure that the rendering of such services does not impair the auditor's independence. The Audit Committee may delegate to one or more of its members the authority to pre-approve any audit, audit-related or permissible non-audit services, and the member to whom such delegation was made must report any pre-approval decisions at the next scheduled meeting of the Audit Committee. Under the pre-approval policy, audit services for the Corporation are negotiated annually. In the event that any additional audit services not included in the annual negotiation, audit-related or permissible non-audit services are required by the Corporation, an amendment to the existing engagement letter or an additional proposed engagement letter should be obtained from the auditor and evaluated by the Audit Committee or the member(s) of the Audit Committee with authority to pre-approve auditor services. During 2003 all auditors' fees were pre-approved by the Audit Committee.

                                   PROPOSAL #3
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP has been selected as the independent Certified Public Accountants of the Corporation for the fiscal year ending
December 31, 2004. The firm will be represented at the Annual Meeting and representatives will have the opportunity to make a statement, if they so desire, and also will be available to respond to appropriate questions. The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                              STOCKHOLDER PROPOSAL

    Any proposal that a stockholder wishes to have presented at the next Annual Meeting of the Corporation must be received at the main offices of First BanCorp not later than December 20, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Act"), it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. All such proposals should be sent by certified mail, return receipt requested, to the attention of the Secretary.

                                  OTHER MATTERS

    Management of the Corporation does not know of any business to be brought before the Annual Meeting other than that specified herein. However, if any other matters are properly brought before the Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

    The cost of solicitation of proxies will be borne by the Corporation. First BanCorp has retained the services of Morrow & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arranged with Morrow & Co. is in the amount of $ 3,500 plus reimbursement for out-of-pocket expenses. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First BanCorp's common stock. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

                                  ANNUAL REPORT

    Stockholders have been sent a copy of the Corporation's Annual Report to Stockholders for the fiscal year ended December 31, 2003, prior to the Proxy Statement. Such Annual Report is not part of the proxy solicitation material. Upon receipt of a written request, the Corporation will furnish to any stockholder, without charge, a copy of the Corporation's Annual Report on Form 10-K under Section 13 of the Securities Exchange Act of 1934 and the list of exhibits thereto required to be filed with the Securities Exchange Commission under applicable law. Such written request must set forth a good faith representation that the person making the request is, as of March 16, 2004, the owner of record of shares of common stock entitled to vote at the Annual Meeting and should be directed to Carmen Gabriella Szendrey-Ramos, Secretary, First BanCorp, 1519 Ponce de Leon Avenue, Santurce, Puerto Rico 00908.

BY ORDER of the Board of Directors

March 26, 2004

EXHIBIT 1

                                  FIRST BANCORP
                             AUDIT COMMITTEE CHARTER

I. PURPOSE

    The Audit Committee is appointed by the Board of Directors (the "Board") to assist in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the objectivity and performance of the Corporation's internal and external auditors, and (4) the independent auditor's qualifications and independence.

II. COMPOSITION

    The Audit Committee shall be composed of a minimum of three Directors, as determined by the Board. The members of the Audit Committee shall meet the requirements of the Corporation's Independence Principles for Directors and the independence and experience requirements of the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the full Board. The Board shall evaluate the qualifications and independence of the Audit Committee members annually.

    The Audit Committee shall have the authority to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

III. RESPONSIBILITIES

The Audit Committee shall:

    1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    2. Discuss with management and the independent auditor significant financial reporting issues and judgment made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, any significant deficiencies as to the adequacy of the Corporation's internal controls and any special steps adopted in light of material control deficiencies.

    3. Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K.

    4. Discuss with management and the independent auditor, as appropriate, the Corporation's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

    5. Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

    6. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board. The Audit Committee shall have the sole authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Audit Committee shall pre-approve all audit engagement and all permitted non-audit services (including fees and terms thereof) to be performed for the Corporation by its independent auditor.

    8. Obtain and review a report from the independent auditor at least annually regarding:

         a)   The independent auditor's internal quality-control procedures.

         b)   Any   material   issues   raised  by  the  most  recent   internal
              quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

         c)   All  relationships   between  the  independent   auditor  and  the
              Corporation.

    9.   Review and discuss quarterly reports from the independent auditors on:

         a)   All critical accounting policies and practices to be used.

         b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

         c) The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

         d) Other material written communication between the independent auditor and management, such as any management letter issued, or proposed to by issued, by the audit firm and the Corporation's response to that letter.

         e)   Any schedule of unadjusted differences.

    10. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

    11. Obtain from the independent auditor assurance that Section 10A(b) of the Security and Exchange Act of 1934 has not been implicated.

    12. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    13. Review with the independent auditor any problems or difficulties they may have encountered. Such review should include:

         a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         b)   Any changes required in the planned scope of the internal audit.

         c) Any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement team.

         d) Review the internal audit department responsibilities, budget and staffing.

    14. Recommend to the Board the appointment and replacement of the senior internal auditing executive.

    15. Review the significant reports to management prepared by the internal auditing department and management's responses.

    16. Prepare the report required by the rules of the Commission to be included in the Corporation's annual proxy statement.

    17. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Conduct.

    18. Obtain reports from management, the Corporation's senior internal auditing executive and the independent auditor that the Corporation's subsidiary and foreign affiliates, if any, are in conformity with applicable legal requirements and the Corporation's Code of Conduct.

    19. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    20. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

    21. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor.

    22. Meet periodically with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

    23. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.

    24.  The Audit Committee shall make regular reports to the Board.

    25. The Audit Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

              [inside back cover and back outside cover are blank]

                                REVOCABLE PROXY

                                 FIRST BANCORP
                           1519 Ponce De Leon Avenue
                             San Juan, Puerto Rico

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jose Julian Alvarez, Jorge L. Diaz and Jose Teixidor-Mendez as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote as designated on the reverse, all shares of common stock of First BanCorp held of record by the undersigned on March 16, 2004 at the Annual Meeting of Stockholders to be held on April 29, 2004 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS 1, 2, 3 AND 4.

                     (Continued, and to be dated and signed on the reverse side)



                                 FIRST BANCORP
                                 P.O. BOX 11089
                                 NEW YORK, N.Y. 10203-0089


                                                  \/ DETACH PROXY CARD HERE \/
------------------------------------------------------------------------------------------------------------------------------------

            MARK. SIGN. DATE AND RETURN
            THE PROXY CARD PROMPTLY                    |X|
            USING THE ENCLOSED ENVELOPE.     VOTES MUST BE INDICATED
                                            (X) IN BLACK OR BLUE INK

1. To elect the following directors for a term of three years:                                                FOR   AGAINST  ABSTAIN

Angel Alvarez Perez, Jose Luis Ferrer-Canals and Sharee Ann Umpierre         3. To ratify the appointment     | |     | |      | |
                                                                                of PricewaterhouseCoopers
                                                                                LLP as the Corporations
  FOR ALL NOMINEES    | |   WITHHOLD AUTHORITY   | |    *EXCEPTIONS    | |      Independent accountants for
  listed above              to vote for all                                     fiscal year 2004.
                            nominees listed above
                                                                             4. To consider any other         | |     | |      | |
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE,      matters that may be
MARK THE  "EXCEPTIONS"  BOX AND  WRITE  THAT  NOMINEE'S  NAME IN THE SPACE      properly brought up for
PROVIDED BELOW).                                                                consideration at the Annual
                                                                                Meeting
*Exceptions
            --------------------------------------------------------------
                                                                                  To change your address, please mark this box.  | |
2. To elect the following director for a term of one year.

Jose Menendez Cortada
                                                                                 To include any comments, please mark this box.  | |

  FOR the nominee     | |   WITHHOLD AUTHORITY   | |
  listed above              to vote for the
                            nominee listed above


                                                                                           S C A N  L I N E



                                                                                Please sign  exactly as name  appears  hereon.  When
                                                                                shares are held by joint tenants,  both should sign.
                                                                                When signing as attorney,  executor,  administrator,
                                                                                trustee or guardian, please  sign  in full corporate
                                                                                name by President or other authorized  officer. If a
                                                                                partnership,  please  sign  in  partnership  name by
                                                                                authorized person.



                                                                             ------------------------------  -----------------------
                                                                             Date    Share Owner sign here   Co-Owner sign here
